UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Heidrick & Struggles International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of communications from Heidrick & Struggles International, Inc., a Delaware corporation (the “Company”), to its employees relating to the Agreement and Plan of Merger, dated October 5, 2025, by and among the Company, Heron BidCo, LLC, a Delaware limited liability company (“Parent”) and Heron Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent.

The following contains an employee FAQ made available to employees on October 6, 2025.

Frequently Asked Questions

Disclaimer: This document is intended to provide guidance on frequently asked employee questions relating to the transaction between Heidrick & Struggles and Advent/Corvex. The following Questions and Answers are not a complete summary, and are intended to provide a general summary of certain key issues. This summary is informal in nature and any go-forward employment, benefits or compensation terms will be separately communicated.

What was announced today?

We entered into an agreement to be taken private by an investor consortium led by Advent International and Corvex Private Equity, and including several leading family offices. These investors will acquire all of our outstanding public shares and return the company to private ownership. This new structure will create the opportunity for more equity participation for current and future partners and leaders, allowing for faster growth and a greater impact on clients.

What is the rationale for this agreement?

Partnering with this new consortium of investors will help Heidrick & Struggles grow faster. With their support, we will create a large incentive equity pool that will help us attract and retain the best people. This will help us to more rapidly advance our strategy and global leadership position in Executive Search, On-Demand Talent, and Consulting. The new consortium will also provide us with capital to grow our core businesses through selective M&A.

Does this change our existing growth strategy?

No, we will continue to execute the growth strategy that we have communicated publicly with our investors. With the consortium’s deep professional services expertise and long-term commitment to innovation, they will not only help accelerate our growth globally but also provide greater resources, flexibility, and scale to continue advancing our strategy and global leadership position in Executive Search, On-Demand talent, and Consulting.

Who are Advent and Corvex?

Both firms are well-known to Heidrick & Struggles as clients, partners, and investors. Advent is a highly successful private equity firm founded in 1984 with $100 billion in AUM. Corvex is one of our biggest current shareholders in the public market and is a leading asset management firm. Both firms have proven track records of partnering with management teams and leveraging strong resources to drive growth.

What other investors are part of the consortium?

In addition to Advent and Corvex, the consortium includes a number of prominent family offices. Following the close of the transaction, Heidrick & Struggles partners and leaders will also hold a meaningful equity stake in the business.

How might private equity ownership impact our business?

There are three things that really excite us about this agreement. First, our new investors are explicitly backing our existing growth strategy and our team. Second, this transaction creates a meaningful equity program to enable top contributors to share in value creation alongside our investors. Third, with the support of our new investors, Heidrick will move forward with greater resources, flexibility, and scale to continue advancing our strategy and global leadership position in Executive Search, On-Demand Talent, and Consulting.

How might being owned by private equity impact our work with other PE clients?

Many advisory and professional services firms are backed by private equity. It’s very common for investors, including our new consortium, to purchase from firms that are owned by other investors. This agreement will not impact our ability to create value for our current and future private equity clients.

What does it mean to be a private company? Are we privately held as of today?

Once the transaction closes, which is expected to close by the first quarter of 2026, our common stock will no longer be listed or traded on the Nasdaq stock market or any public exchange. This means we will no longer engage in public reporting processes. One of the most notable differences as a private company is the new, substantially larger incentive equity pool for current and future partners and leaders.

How will being a private company change our governance and risk management processes?

All of our stakeholders – clients, employees, investors, and our communities – expect our firm to operate with integrity, transparency, responsibility and ethics, and to have best-in-class governance and risk management. This agreement does not change that, but we won’t adhere to the SEC reporting regime following the close of the transaction.

Will there be any changes to our leadership team or board of directors?

Our leadership team will not change. Tom Monahan will continue to serve as CEO and Tom Murray will continue to serve as President. We will have a new Board of Directors with board members appointed by the investor consortium.

What does this mean for employees?

The agreement represents an exciting new chapter in Heidrick & Struggles’s growth story, but it will not change our strategy or how we operate. For your day-to-day responsibilities, it will be business as usual. As you’ve seen, we can and will change jobs and roles to better align with current and future client needs. However, that’s not what this transaction is about. This is about giving us a capital structure and a level of employee ownership to power growth and attract great people.

Will anything change with respect to my pay or our HR policies and processes?

Our new investors are focused on the outcomes we create and will ask us to generate those outcomes in ways that serve us best. Therefore, you can expect much to stay the same.

•	Pay: There is no plan to change anyone’s compensation plan

•	Reviews: We will keep the same process and timelines

•	Promotions: There will be no changes to process or timelines

•	Flexible Work Policy: Our current flexible work policies will not change

•	PTO: We have no plans to change our PTO policies and you can take scheduled PTO

Who will participate in the new equity program?

Following the closing of the transaction, we expect that all Search and HC Partners, as well key leaders in our ODT, corporate and operations areas will be eligible to receive equity awards under the new equity program. Obviously, these equity awards will replace equity incentive opportunities that were available when we were a public company. Otherwise, these equity awards are in addition to our existing cash compensation plans, which don’t change. An exciting feature of this new equity program is that we are also reserving equity awards to reward the next generations of partners and leaders.

Should I talk to our clients about this news?

Please do not proactively reach out to current or prospective clients about this announcement. Some clients may ask you if this announcement has any impact on them. If asked, please reaffirm that this news does not change Heidrick’s strategy and operations and does not impact our focus on creating outstanding value for their organization.

Are we allowed to trade Heidrick stock before the transaction closes?

Yes, however, the firm is currently in a Blackout Period through and including Tuesday, November 4, 2025. Consistent with the Heidrick & Struggles Insider Trading Policy, neither the Company nor any of its officers, directors, or employees may trade in any securities of the Company during this period. Outside of this period, trading should occur in accordance with our standard practice.

What happens if I currently own Heidrick stock?

Under the terms of the agreement outlined in the press release, all Heidrick stockholders will receive $59.00 per share in cash. The agreement requires the approval of stockholders and additional proxy information supporting this process will be filed in accordance with SEC regulations.

What closing conditions and regulatory approvals are required?

The transaction is subject to the approval of Heidrick’s stockholders and the satisfaction of required regulatory approvals and other customary closing conditions. The Heidrick Board of Directors unanimously approved the merger agreement.

What should I do if I get questions from the media or third parties about this news?

Please direct media inquiries to Bianca Wilson at bwilson@heidrick.com and direct investor/analyst questions to Nirupam Sinha at nsinha@heidrick.com. Please refer any other inquiries you receive from external parties to Kate McCleary at kmccleary@heidrick.com.

What can I share on social media?

We are still a public company, so we are limited in what information we can share. Please refrain from providing your own commentary or engaging in online conversations about this news.

Who can I speak with if I have additional questions?

We are operating as business as usual, so please reach out to your manager or normal point of contact. We will share additional information in the coming days and weeks as needed.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the proposed transactions contemplated by that certain Agreement and Plan of Merger, dated October 5, 2025 (the “Merger Agreement”), by and among Heidrick & Struggles International, Inc. (the “Company”), Heron BidCo, LLC (“Parent”) and Heron Merger Sub, Inc. (“Merger Sub”) and other information relating to the proposed transactions contemplated by the Merger Agreement (the “Transaction”). Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Transaction and other information relating to the proposed Transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Those following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified consultants and senior leaders as a result of such effects, (vi) risks that the proposed Transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transaction, (ix) the Company’s ability to fill or obtain new executive search assignments, which could impact demand for services and affect results of operations or financial conditions, (x) unexpected costs, charges or expenses resulting from the proposed Transaction; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transaction; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for services, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) risks that the benefits of the Transaction are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed Transaction, and (xv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed Transaction involving the Company, Parent, and Merger Sub. The Company expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed Transaction. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Transaction, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://investors.heidrick.com/.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 3, 2025, (ii) the Company’s Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025, under the headings “Directors”, “Non-Employee Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Stock Ownership Information”, and “Certain Relationships and Related Party Transactions”, (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC, (iv) the Company’s Current Report on Form 8-K, which was filed on May 22, 2025, and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://investors.heidrick.com/.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

The following email was sent from the Company’s Chief Executive Officer to the employees on October 6, 2025:

From: Monahan, Tom

To: H&S Worldwide; Atreus All

CC: Management Committee

Date: 10/6/25 at 8:30 am ET

Subject: An Exciting Milestone for Heidrick & Struggles

Dear Colleagues,

Today marks an important milestone in our journey, as we welcome a new set of investor partners to support our next stage of growth and impact.

Moments ago, we announced that Heidrick & Struggles has entered into an agreement to become a private firm once again. A consortium of investors led by Advent International and Corvex Private Equity, and including several prominent family offices, will acquire all of Heidrick’s outstanding public shares. These investors know our company very well, as many are already major clients, significant shareholders, or both. You can read more about this news in the full press release here: [LINK]. As you would also imagine, this new investor consortium will include significant investment from a large – and still growing – number of Heidrick leaders.

This investment creates a tremendous opportunity for us to grow, strengthen our future and gain competitive advantage in the market. With our new investor partners, we will more rapidly advance our strategy of creating unrivalled value for our clients through discovery and empowerment of great leadership. Once this transaction closes, these expanded resources will allow us to pursue opportunities more quickly, including making additional investments in our people, technology, and the innovative solutions necessary to build differentiated, deep, and durable client relationships.

The most immediate evidence of this will be the creation of a substantial new equity pool – above and beyond our existing compensation plans – for current and future partners and leaders. This enhancement to our platform will not only improve our tremendously strong employment value proposition, but will enhance our already great culture through broad partner and leader ownership.

As we have discussed – despite our leading position in the market – we see enormous, immediately addressable opportunities in our flagship executive search business and in every one of our service lines. Once this transaction closes, we will be able to pursue those opportunities faster as a well-capitalized private entity with significant ownership by current and future partners and leaders.

Today’s announcement is the first step in a process. This transaction is expected to close by the first quarter of 2026, subject to the approval of Heidrick’s stockholders and the satisfaction of customary regulatory approvals and other closing conditions. For all of us, it is business as usual and full steam ahead.

I look forward to hosting two Global Town Halls at 10:30 a.m. ET and 8:00 p.m. ET to share additional information on this announcement. You may also find this list of FAQs helpful. In the meantime, if you receive inquiries from outside the company, please direct them to Bianca Wilson for media inquiries and Nirupam Sinha for investor inquiries.

Thank you for everything you have done to make Heidrick a world-class global leadership advisory firm. The most important part of Heidrick is our people – you are the foundation of our firm and our success. It is because of every single one of you that we continue to deepen our client relationships and tap into emerging opportunities while collaborating across teams, regions, and solutions. We should all take pride in how we have evolved as a firm – and in how we will continue to grow to meet our clients’ needs with this opportunity.

I am proud of this team and will continue to keep you updated as we progress on this exciting journey together.

Best,

Tom

————————————————————————

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the proposed transactions contemplated by that certain Agreement and Plan of Merger, dated October 5, 2025 (the “Merger Agreement”), by and among Heidrick & Struggles International, Inc. (the “Company”), Heron BidCo, LLC (“Parent”) and Heron Merger Sub, Inc. (“Merger Sub”) and other information relating to the proposed transactions contemplated by the Merger Agreement (the “Transaction”). Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Transaction and other information relating to the proposed Transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Those following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified consultants and senior leaders as a result of such effects, (vi) risks that the proposed Transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transaction, (ix) the Company’s ability to fill or obtain new executive search assignments, which could impact demand for services and affect results of operations or financial conditions, (x) unexpected costs, charges or expenses resulting from the proposed Transaction; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transaction; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for services, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) risks that the benefits of the Transaction are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed Transaction, and (xv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the

Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed Transaction involving the Company, Parent, and Merger Sub. The Company expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed Transaction. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Transaction, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://investors.heidrick.com/.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 3, 2025, (ii) the Company’s Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025, under the headings “Directors”, “Non-Employee Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Stock Ownership Information”, and “Certain Relationships and Related Party Transactions”, (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC, (iv) the Company’s Current Report on Form 8-K, which was filed on May 22, 2025, and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://investors.heidrick.com/.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.